_________________________________________________________________
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19,
1997

                   DYNAMICWEB ENTERPRISES, INC.

        (Exact name of registrant as specified in its charter)

         New Jersey                0-10039            22-2267658

(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F,
Suite 209, Fairfield, New Jersey                          07004

     (Address of principal executive offices)           (Zip
Code)

Registrant's telephone number, including area code (201) 244-1000


                               N/A

    (Former name or former address, if changed since last report.)

_________________________________________________________________
_________________________________________________________________

Item 4.  Changes in Registrant's Certifying Accountant.

     By letter dated February 19, 1997, the Registrant terminated the engagement of Allen G. Roth, P.A. ("Roth") as the Registrant's independent auditors, effective immediately. On February 24, 1997, the Registrant engaged the independent certified public accounting firm of Richard A. Eisner & Co., LLP to audit the Registrant's consolidated financial statements for the year ended September 30, 1996. This change in accountants is subject to the approval of and ratification by the Registrant's Board of Directors at the next meeting thereof, which the Registrant expects will be held during March 1997.

     As previously reported, Seahawk Capital Corporation ("Seahawk"), a predecessor to the Registrant, on March 26, 1996, acquired all of the issued and outstanding common stock of DynamicWeb Transactions Systems, Inc. ("DWTS") in exchange for approximately 93% of Seahawk's issued and outstanding common stock, and in connection therewith changed its name to DynamicWeb Enterprises, Inc. For accounting purposes, this transaction was treated as a recapitalization of DWTS, with DWTS as the acquiring corporation. Accordingly, the Registrant's historical financial statements covering periods prior to March 26, 1996 are those of DWTS.

     The consolidated financial statements of Seahawk for the year ended December 31, 1995 were audited by R. Andrew Gately &
Co. ("Gately"). Roth audited the consolidated financial statements of DWTS for the year ended September 30, 1995.

     Roth's report on DWTS' consolidated financial statements at and for the period February 1, 1995 (date of inception) to September 30, 1995 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     Gately's report on Seahawk's consolidated financial statements at and for each of the years in the two-year period ended December 31, 1995 provided, among other things, that:

          "As further discussed in Notes 1 and 7, subsequent to December 31, 1995, the Company purchased all of the common stock of Dynamic Web [sic] Transaction Systems, Inc. ("DYN"). For accounting purposes, the acquisition was treated as recapitalization of DYN with DYN as the inquiring [sic] corporation ("reverse acquisition"). Ongoing operations will be that of DYN and, consequently, the past results of the Company have no significance as to future operations of the Company. Absence [sic] this transaction, the Company could not have continued as a going concern."

     Except for the foregoing, Gately's report did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements between the Registrant (including Seahawk or DWTS) and either Gately or Roth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of Seahawk or DWTS, as the case may be.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          16.1 Letter of R. Andrew Gately & Co.*

          16.2 Letter of Allen G. Roth, P.A.*



___________________________________________
* To be filed by amendment.
                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  February 26, 1997

                              By/s/ Steve Vanechanos, Jr.


                                   Steve Vanechanos, Jr.
                                   President

                          EXHIBIT INDEX

Exhibit Number

     16.1 Letter of R. Andrew Gately & Co.*

     16.2 Letter of Allen G. Roth, P.A.*







_______________________________________________
*  To be filed by amendment.